UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2006

DIVIDEND CAPITAL TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland	000-50724	82-0538520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 1700

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 16, 2006, we issued a press release entitled “Dividend Capital Trust Announces Second Quarter 2006 Financial and Operating Results,” which sets forth disclosure regarding our results of operations for the three and six months ended June 30, 2006. A copy of this press release is attached hereto as Exhibit 99.1. This Item 2.02 and the attached exhibit 99.1 are provided under Item 2.02 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the Securities and Exchange Commission (“SEC”).

Item 8.01	Other Events.

On August 16, 2006, we issued a press release entitled “Dividend Capital Trust Announces Plans to Internalize its External Management Advisor and Outlines Key Executive Team Appointments,” which sets forth disclosure regarding our proposed plans to internalize our external management advisor, Dividend Advisors LLC. A copy of this press release is attached hereto as Exhibit 99.2. This Item 8.01 and the attached exhibit 99.2 are provided under Item 8.01 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press release dated August 16, 2006 and entitled “Dividend Capital Trust Announces Second Quarter 2006 Financial and Operating Results.”

99.2	Press release dated August 16, 2006 and entitled “Dividend Capital Trust Announces Plans to Internalize its External Management Advisor and Outlines Key Executive Team Appointments.”

Additional Information and Where to Find It

The information contained in this Current Report on Form 8-K shall not constitute an offer of any securities for sale. Dividend Capital Trust has filed a preliminary proxy statement with the Securities and Exchange Commission, and will file will a definitive proxy statement and other materials with the SEC, relating to its upcoming stockholders’ meeting. At the stockholders’ meeting, stockholders will be asked to approve, among other proposals, a proposal relating to Dividend Capital Trust’s proposed internalization of its external management advisor, Dividend Capital Advisors. Investors and security holders are urged to read the preliminary proxy statement, and the definitive proxy statement and these other materials when they become available, because they will contain important information about Dividend Capital Trust, the stockholders’ meeting, the proposed internalization and other proposals. Investors and security holders may obtain a free copies of the preliminary proxy statement, and the definitive proxy statement and other documents when filed with the SEC, containing information about Dividend Capital Trust, at the SEC’s website at www.sec.gov. The preliminary proxy statement, and the definitive proxy statement and Dividend Capital Trust’s other SEC filings are also available on Dividend Capital Trust’s web site at www.dividendcapitaltrust.com, and may also be obtained free of charge from Dividend Capital Trust by directing such request to: Dividend Capital Trust Inc., 518 17th Street, Suite 1700, Denver, Colorado 80202, Attention: Investor Relations. Investors and security holders are urged to read the preliminary proxy statement, and the definitive proxy statement and other relevant material when they become available, before making any voting or investment decisions with respect to the proposed internalization.

Participants in the Solicitation

Dividend Capital Trust and its executive officers and directors and Dividend Capital Advisors and its affiliates may be deemed, under SEC rules, to be participants in the solicitation of proxies from Dividend Capital Trust’s stockholders with respect to the stockholders’ meeting, the proposed internalization and the other proposals. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the preliminary proxy statement, which was filed with the SEC on August 14, 2006, and will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the stockholders’ meeting, the proposed internalization and the other proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.
August 21, 2006

	By:	/s/ Evan H. Zucker
Name: Evan H. Zucker
Title: Chief Executive Officer